739-P1 08/25

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED AUGUST 1, 2025
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED MAY 1, 2025 OF
TEMPLETON GROWTH VIP FUND

Effective August 1, 2025, Templeton Asset Management Ltd. will no longer serve as sub-advisor of the Fund. Therefore the summary prospectus, prospectus and SAI of the Fund are amended as follows:

1.  The section “Fund Summary – Sub-Advisor” in the Fund’s summary prospectus and prospectus is deleted in its entirety.

2. The following replaces Peter D. Sartori’s biography in the “Fund Summary – Portfolio Managers” section of the Fund’s summary prospectus and prospectus:

Peter D. Sartori

Portfolio Manager of Global Advisors and portfolio manager of the Fund since March 2024.

3.  The first paragraph under “Fund Details – Management” in the Fund’s prospectus is replaced with the following:

Templeton Global Advisors Limited (Global Advisors), Lyford Cay, Nassau, Bahamas, is the Fund’s investment manager.

4. The following replaces Peter D. Sartori’s biography in the “Fund Details – Management” section of the Fund’s prospectus:

Peter D. Sartori, Portfolio Manager of Global Advisors

Mr. Sartori has been portfolio manager of the Fund since March 2024, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton in 2019.

5. The following is added as the last sentence to the second to last paragraph under “Management and Other Services – Name of sub-advisors, annual fee rates and fees paid over the last three fiscal years” in the Fund’s SAI:

The Growth Fund’s sub-advisor was terminated effective August 1, 2025.

Please retain this supplement for future reference.